DFA INVESTMENT DIMENSIONS GROUP INC.
DIMENSIONAL INVESTMENT GROUP INC.

SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION
 DATED FEBRUARY 28, 2017, AS AMENDED

Effective December 15, 2017, John P. Gould retired from the Boards of Directors of DFA Investment Dimensions Group Inc. and Dimensional Investment Group Inc.  Accordingly, all references to and information regarding John P. Gould are hereby removed from the statements of additional information.

The date of this Supplement is December 15, 2017